UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2025

AMG Comvest Senior Lending Fund

(Exact name of Registrant as specified in its Charter)

DELAWARE	814-01669	93-4109571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 S. Rosemary Avenue, Suite 1700 West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 727-2001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 8.01. Other Events.

March 2025 Dividends

On March 27, 2025, AMG Comvest Senior Lending Fund (the “Fund”) declared dividends for each class of its common shares of beneficial interest (the “Shares”) in the amounts per share set forth below:

	Gross Dividend		Shareholder Servicing and/or Distribution Fee	Net Dividend
Class I Common Shares		$0.1995	$—		$0.1995
Class S Common Shares	$	N/A	$—	$	N/A
Class D Common Shares	$	N/A	$—	$	N/A
Class F Common Shares	$	N/A	$—	$	N/A

The dividends for each class of Shares are payable to shareholders of record as of March 28, 2025, and will be paid on or about April 24, 2025.

These dividends will be paid in cash or reinvested in additional Shares for shareholders participating in the Fund’s dividend reinvestment plan.

Net Asset Value

The net asset value (“NAV”) per share of each class of the Fund as of February 28, 2025, as determined in accordance with the Fund’s valuation policy, is set forth below.

NAV per share as of February 28, 2025
Class I Common Shares	$25.41
Class S Common Shares	—
Class D Common Shares	—
Class F Common Shares	—

As of February 28, 2025, the Fund’s aggregate NAV was $272,238,304, the fair value of its investment portfolio was $502,093,307 and it had principal debt outstanding of $236,542,756, resulting in a debt-to-equity ratio of approximately 0.87 times.

Status of Offering

The Fund is currently publicly offering on a continuous basis up to $2.0 billion in Shares (the “Offering”). The following table lists the Shares issued and total consideration for the Offering as of the date of this filing (through the March 1, 2025, subscription date). The Fund intends to continue selling Shares in the Offering on a monthly basis.

	Common Shares Issued**	Total Consideration
Offering:
Class I Common Shares*	10,715,223	$270,162,170
Total Offering	10,715,223	$270,162,170

*

Includes 7,945,702 shares originally exempted from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and Rule 506 of Regulation D promulgated thereunder, that were converted into Class I Common Shares.

**	As of March 1, 2025, no Class S, Class D and Class F shares were outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMG COMVEST SENIOR LENDING FUND

Date: March 28, 2025	By:	/s/ Michael Altschuler
	Name:	Michael Altschuler
	Title:	Vice President

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